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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 4, 2001
                                                         (December 3, 2001)


                           AMBAC FINANCIAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                                      1-10777                            13-3621676
(State of incorporation)                    (Commission file number)                    (I.R.S. employer
                                                                                        identification no.)


One State Street Plaza                                                                  10004
New York, New York                                                                      (Zip code)
(Address of principal executive offices)





                                 (212) 668-0340
              (Registrant's telephone number, including area code)



                                Page 1 of 5 Pages

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                           Index to Exhibits on Page 4

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Item 5.  Other Events

       On December 3, 2001, Ambac Financial Group, Inc. (the "Registrant") issued a press release announcing that its principal operating subsidiary, Ambac Assurance Corporation, will replace a portion of its bank line capital support with an innovative capital markets structure. Through the new structure, Ambac Assurance acquired an unconditional and perpetual put option on $400 million of its preferred stock from a high quality asset-backed trust. The issue was privately placed. Exhibit 99.07 is a copy of the press release and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               Exhibit Number                        Item
               --------------                        ----

                   99.07 Press release announcing on December 3, 2001 that its principal operating subsidiary, Ambac
                                           Assurance Corporation,
                                           will replace a portion of
                                           its bank line capital
                                           support with an
                                           innovative capital
                                           markets structure.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Ambac Financial Group, Inc.
                                    (Registrant)



Dated:   December 4, 2001           By:  /s/Frank J. Bivona
                                         --------------------------------------
                                         Frank J. Bivona
                                         Vice Chairman and
                                         Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number                Description of Exhibit
-------               ----------------------

99.07 Press release announcing on December 3, 2001 that its principal operating subsidiary, Ambac Assurance Corporation, will replace a portion of its bank line capital support with an innovative capital markets structure.